L A R E D O   P E T R O L E U M



YE-17 Reserves & 2018 Budget Presentation

January 2018

LAREDO PETROLEUM

Forward-Looking / Cautionary Statements

This presentation, including any oral statements made regarding the contents of this presentation, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum, Inc. (together with its subsidiaries, the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "project," "intend," "indicator," "foresee," "forecast," "guidance," "should," "would," "could," "goal," "target," "suggest" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature and are not guarantees of future performance. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including the Company's drilling program, production, hedging activities, capital expenditure levels, possible impacts of pending or potential litigation and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and rate of return and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas and the related impact to financial statements as a result of asset impairments and revisions to reserve estimates, availability and cost of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation and regulations, impacts of pending or potential litigation, successful results from the Company's identified drilling locations, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2016 and other reports filed with the Securities and Exchange Commission ("SEC").

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and natural gas companies to disclose proved reserves in filings made with the SEC, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "unproved reserves," "resource potential," "estimated ultimate recovery," "EUR," "development ready," "horizontal productivity confirmed," "horizontal productivity not confirmed" or other descriptions of potential reserves or volumes of reserves which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. "Unproved reserves" refers to the Company's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. "Resource potential" is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play potentially supporting numerous drilling locations. A "resource play" is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section potentially supporting numerous drilling locations, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. The Company does not choose to include unproved reserve estimates in its filings with the SEC. "Estimated ultimate recovery", or "EUR", refers to the Company's internal estimates of per-well hydrocarbon quantities that may be potentially recovered from a hypothetical and/or actual well completed in the area. Actual quantities that may be ultimately recovered from the Company's interests are unknown. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability and cost of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of ultimate recovery from reserves may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

This presentation includes financial measures that are not in accordance with generally accepted accounting principles ("GAAP"), including proved developed finding and development (F&D) costs. While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For a summary of the calculation of the proved developed F&D, please see the Appendix.

YE-17 Proved Reserves


Total Proved Reserves
MMBOE
300
250
200
150
100
50
0
167
PUD, 26
PDP, 141
70
(0.2)
(21)
216
PUD, 25
PDP, 191
YE-16
Revisions & Additions
Divestitures
Production
YE-17


Total Reserves Value
$ MM
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$978
PUD, $52
PDP, $926
$1,770
PUD, $111
PDP, $1,659
YE-16
YE-17

36% Organic growth in proved developed reserves

2017 proved developed F&D cost $7.90/BOE

Note: YE-17 results are preliminary but management does not expect them to change

2018 Capital Budget

2018 Drilling & Completions

- Operating 3 - 4 Hz rigs
- Completing 60 - 65 net wells
- ~99% targeting the UWC & MWC
- ~10,400' average Hz lateral length



2018 Capital Budget
$555 MM
$85
$470
Drilling & Completions
Facilities & Other Capitalized Costs

Expect to operate within cash flow by year-end 2018

Note: Budget assumes $55/BO WTI and $3/MMBtu HH

Operational Efficiencies Enable Us to Do More with Less



Gross Completed Lateral Feet
# of Hz Rigs
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
9
8
7
6
5
4
3
2
1
0
270,817
596,797
458,976
451,159
591,542
697,000
2013
2014
2015
2016
2017
2018E

~10,400' FY-18E average completed lateral length per well

LAREDO PETROLEUM

Note: FY-17 results are preliminary but management does not expect them to change

Consistent Growth through Commodity Price Cycle



Production
Total Production¹ (MMBOE)
0
2
4
6
8
10
12
14
16
18
20
22
24
WTI Price ($/Bbl)
$0
$20
$40
$60
$80
$100
$120
FY-11
FY-12
FY-13
FY-14
FY-15
FY-16
FY-17
FY-18E
Oil
NGL
Natural Gas
WTI Price
Expected Production

>10% FY-18E YoY Production Growth

LAREDO PETROLEUM

[1] 2011 - 2014 results have been converted to 3-stream using actual gas plant economics. 2011 - 2013 results have been adjusted for Granite Wash divestiture, closed August 1, 2013.
Note: FY-17 results are preliminary but management does not expect them to change

Oil, Natural Gas & Natural Gas Liquids Hedges

Hedge Summary	FY-18	FY-19	FY-20
Oil total floor volume (Bbl)	9,515,375	6,424,000	1,061,400
Oil wtd-avg floor price ($/Bbl)	$47.42	$48.65	$49.70
Natural gas total floor volume (MMBtu)	23,805,500		
Natural gas wtd-avg floor price ($/MMBtu)	$2.50		
NGL total floor volume (Bbl)	1,436,200		

Oil	FY-18	FY-19	FY-20
Puts			
Hedged volume (Bbl)	5,427,375	5,767,000	366,000
Wtd-avg floor price ($/Bbl)	$51.93	$48.10	$45.00
Swaps			
Hedged volume (Bbl)		657,000	695,400
Wtd-avg price ($/Bbl)		$53.45	$52.18
Collars			
Hedged volume (Bbl)	4,088,000		
Wtd-avg floor price ($/Bbl)	$41.43		
Wtd-avg ceiling price ($/Bbl)	$60.00		

Note: Oil derivatives are settled based on the month's average daily NYMEX index price for the first nearby month of the WTI Light Sweet Crude Oil futures contract

Natural Gas Liquids	FY-18	FY-19	FY-20
Swaps - Ethane			
Hedged volume (Bbl)	567,800		
Wtd-avg price ($/Bbl)	$11.66		
Swaps - Propane			
Hedged volume (Bbl)	467,600		
Wtd-avg price ($/Bbl)	$33.92		
Swaps - Normal Butane			
Hedged volume (Bbl)	167,000		
Wtd-avg price ($/Bbl)	$38.22		
Swaps - Isobutane			
Hedged volume (Bbl)	66,800		
Wtd-avg price ($/Bbl)	$38.33		
Swaps - Natural Gasoline			
Hedged volume (Bbl)	167,000		
Wtd-avg price ($/Bbl)	$57.02		

Note: Natural gas liquids derivatives are settled based on the month's average daily OPIS index price for Mt. Belvieu Purity Ethane and Non-TET: Propane, Normal Butane, Isobutane and natural gasoline

Basis Swaps	FY-18	FY-19	FY-20
Mid/Cush Basis Swaps			
Hedged volume (Bbl)	3,650,000		
Wtd-avg price ($/Bbl)	-$0.56		
HH/WAHA Basis Swaps			
Hedged volume (MMBtu)	9,125,000	9,125,000	
Wtd-avg price ($/MMBtu)	-$0.62	-$0.70	

Note: Oil basis swaps are settled based on the West Texas Intermediate Midland weighted average price published in Argus Americas Crude and the West Texas Intermediate Cushing Formula Basis price published in Argus Americas Crude. Natural gas basis swaps are settled based on the inside FERC index price for West Texas WAHA and NYMEX Henry Hub

Natural Gas	FY-18	FY-19	FY-20
Puts			
Hedged volume (MMBtu)	8,220,000		
Wtd-avg floor price ($/MMBtu)	$2.50		
Collars			
Hedged volume (MMBtu)	15,585,500		
Wtd-avg floor price ($/MMBtu)	$2.50		
Wtd-avg ceiling price ($/MMBtu)	$3.35		

Note: Natural gas derivatives are settled based on Inside FERC index price for West Texas WAHA for the calculation period

LAREDO PETROLEUM

Note: Positions as of 1/23/18



APPENDIX

Supplemental Non-GAAP Financial Measure

Proved Developed Finding and Development Cost (Unaudited)

Proved developed finding and development ("F&D") cost is calculated by dividing (x) development costs for the period, by (y) proved developed reserve additions for the period, defined as the change in proved developed reserves, less purchased reserves, plus sold reserves and plus sales volumes during the period. The method we use to calculate our proved developed F&D cost may differ significantly from methods used by other companies to compute similar measures. As a result, our proved developed F&D cost may not be comparable to similar measures provided by other companies. We believe that providing the measure of proved development F&D cost is useful in evaluating the cost, on a per BOE basis, to added proved developed reserves.

However, this measure is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP. Due to various factors, including timing differences in the addition of proved reserves and the related costs to develop those reserves, proved developed F&D cost do not necessarily reflect precisely the costs associated with particular proved reserves. As a result of various factors that could materially affect the timing and amounts of future increases in proved reserves and the timing and amounts of future costs, we cannot assure you that our future proved developed F&D cost will not differ materially from those presented.

($ MM, except per BOE amount, reserves and sales volumes in MMBOE)	Proved developed F&D
Development costs (x)	$561
Proved developed reserves:	
As of December 31, 2017	191
As of December 31, 2016	(141)
Change in proved developed reserves	50
Plus sales of proved developed reserves during 2017	-
Plus 2017 sales volumes	21
Proved developed reserve additions (y)	71
Proved developed F&D cost per BOE	$7.90

LAREDO PETROLEUM

Note: FY-17 & YE-17 results are preliminary but management does not expect them to change